Exhibit 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to Annual Report on Form 10-K/A of Andover National Corporation. (the “Company”) on Form 10-K for the period ending December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Milun K. Patel, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2020

By:	/s/ Milun K. Patel

Milun K. Patel

Chief Financial Officer

Principal Financial and Accounting Officer